Exhibit 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, modified, supplemented, extended and/or joined from time to time, the “IP Security Agreement”) dated as of September 23, 2011, is made by the Persons listed on the signature page hereof (individually, each a “Grantor” and collectively, jointly and severally, the “Grantors”) in favor of PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for itself and as agent for the other Lenders party from time to time to the Credit Agreement referred to below (PNC, together with its successors and assigns in such capacity, “Agent”).

WHEREAS, FLOTEK INDUSTRIES, INC., a Delaware corporation (“Holdings”), certain subsidiaries of Holdings (such subsidiaries, together with Holdings, being referred to hereinafter each individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), have entered into a Revolving Credit and Security Agreement, dated as of the date hereof, with Agent and the Lenders party thereto (as amended, restated, amended and restated, modified, supplemented, extended and/or joined from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement);

WHEREAS, under the terms of the Credit Agreement and the Other Documents, each Grantor has granted to Agent, for the benefit of the Lenders, a security interest in, among other property, all Intellectual Property of such Grantor, and has agreed as a condition thereof to execute this IP Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office and other Governmental Bodies.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

SECTION 1. Definitions. The following terms have the meanings set forth below:

(a) “Copyrights” means all of the following now owned or hereafter adopted or acquired by any Grantor: (i) all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or political subdivision thereof, whether registered or unregistered and whether published or unpublished), rights and interests in copyrights, works protectable by copyright, and General Intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings, and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof and all research and development relating to the foregoing, (ii) all reissues, extensions, continuations, and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages, claims, and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present and future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present, and future infringements thereof.

(b) “Copyright License” means any and all rights now owned or hereafter acquired by any Grantor under any written or oral agreement granting any right to use any Copyright or Copyright registration, in each case to the extent assignable by such Grantor; provided, that, Grantor has identified on Schedule C attached hereto whether or not any of Grantor’s Copyrights or Copyright registrations are not assignable.

(c) “Patents” shall mean one or all of the following now or hereafter owned by any Grantor or in which any Grantor now has or hereafter acquires any rights: (i) all letters patent of the United States or any other country, all registrations, and recordings thereof, and all applications for letters patent of the United States or any other country, (ii) all reissues, continuations, continuations-in-part, divisions, reexaminations, or extensions of any of the foregoing and (iii) all inventions disclosed in and claimed in the Patents and any and all trade secrets and know-how related thereto.

(d) “Patent License” shall mean all of the following now owned or hereafter acquired by any Grantor or in which any Grantor now has or hereafter acquires any rights: to the extent assignable by a Grantor, any written agreement granting any right to make, use, sell, and/or practice any invention or discovery that is the subject matter of a Patent, in each case to the extent assignable by such Grantor; provided, that, Grantor has identified on Schedule A attached hereto whether or not any of Grantor’s Patents or Patent registrations are not assignable.

(e) “Trademarks” shall mean one or all of the following now owned or hereafter acquired by any Grantor or in which any Grantor now has or hereafter acquires any rights: (i) all trademarks (whether registered or unregistered), trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints, and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of any State of the United States or any other country or any political subdivision thereof, (ii) all reissues, extensions, or renewals thereof and (iii) the goodwill associated with or symbolized by any of the foregoing.

(f) “Trademark License” shall mean all of the following now owned or hereafter acquired by any Grantor or in which any Grantor now has or hereafter acquires any rights: any written agreement granting any right to use any Trademark or Trademark registration, in each case to the extent assignable by such Grantor; provided, that, Grantor has identified on Schedule B attached hereto whether or not any of Grantor’s Trademarks or Trademark registrations are not assignable.

SECTION 2. Grant of Security. Each Grantor hereby grants to Agent, for the benefit of the Lenders, a security interest in all of such Grantor’s right, title, and interest in and to the following (the “Collateral”):

(i) all of its Patents and all Patent Licenses to which it is a party, including, but not limited to, those set forth on Schedule A hereto;

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(ii) all of its Trademarks and all Trademark Licenses to which it is a party, including, but not limited to, those set forth on Schedule B hereto, together with all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License;

(iii) all of its Copyrights and all Copyright Licenses to which it is a party, including, but not limited to, those set forth on Schedule C hereto;

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach, or injury with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all products and proceeds of, collateral for, income, royalties, and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 3. Security for Obligations. The grant of a security interest in the Collateral by each Grantor under this IP Security Agreement secures the prompt and complete payment and performance when due of all of the Obligations, whether direct or indirect, now existing or hereafter arising, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, guarantee obligations, indemnifications, contract causes of action, costs, expenses, or otherwise.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents, the Commissioner for Trademarks and any other applicable Governmental Body record this IP Security Agreement.

SECTION 5. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 6. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Credit Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, Agent with respect to the Collateral are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 7. Governing Law. This IP Security Agreement shall be governed by, and construed and interpreted in accordance with the internal laws of the State of New York without giving effect to the conflict of laws principles (other than section 5-1401 and 5-1402 of the New York general obligations law).

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IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTORS FLOTEK INDUSTRIES, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	Executive Vice President, Finance

CESI CHEMICAL, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

CESI MANUFACTURING, LLC

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

MATERIAL TRANSLOGISTICS, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

[Signature Page to IP Security Agreement]

SOONER ENERGY SERVICES, LLC

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

TELEDRIFT COMPANY

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

TURBECO, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

USA PETROVALVE, INC.

By:	/s/ Jesse E. Neyman
Name:	Jesse E. Neyman
Title:	CFO

[Signature Page to IP Security Agreement]

ACKNOWLEDGMENT

STATE OF TEXAS	:
	:	SS
COUNTY OF HARRIS	:

Before me, the undersigned, a Notary Public, on this 23rd day of September, 2011, personally appeared Jesse E. Neyman, to me known personally, who, being by me duly sworn, did say that he/she is the CFO of each of FLOTEK INDUSTRIES, INC., CESI CHEMICAL, INC., CESI MANUFACTURING, LLC, MATERIAL TRANSLOGISTICS, INC., SOONER ENERGY SERVICES, LLC, TELEDRIFT COMPANY, TURBECO, INC. and USA PETROVALVE, INC., each a Grantor, and that said Intellectual Property Security Agreement was signed on behalf of each such Grantor, by authority of its board of directors or analogous body, and the said Jesse E. Neyman acknowledged said instrument to be his/her free act and deed.

Notary Public My Commission Expires:

(S E A L)	/s/ Casey W. Doherty

[Signature Page to IP Security Agreement]

SCHEDULE A

PATENTS AND PATENT LICENSES

Patent Name	Number	Date
Centralized Stop Collar for Floating Centralizer	6,533,034	3/18/2003

Check Valve with Reversible Valve Ball and Seat	5,829,952	11/3/1998

Ball and Seat-Type Valve for Downhole Rod Pump	2,017,405	2/21/1995

Ball and Seat-Type Valve for Downhole Rod Pump	52500	10/7/1994

Composition and Process for Well Cleaning	2,478,433	12/8/2009

Downhole Separator Method	6,761,215	7/13/2004

Downhole Separator and Method	ZL03824239.7	7/18/2007

Downhole Separator and Method	007040	8/18/2006

High Temperature Foamer Formulations for Downhole Injection	7,122,509	10/17/2006

Composition and Process for the Treatment of Hydrogen Sulfide	7,544,639	6/9/2009

Composition and Process for Well Cleaning	7,380,606	6/3/2008

Downhole Separator and Method	2003278716	1/8/2009

Downhole Separator and Method	2,497,929	8/20/2003

Improved Valve Plunger for a Ball and Seat-Type Check Valve	PCTUS9602445	2/23/1996

Measurement While Drilling Apparatus and Method of Using the Same	7,735,579	9/11/2006

Measurement While Drilling Apparatus and Method of Using the Same	Publication No. WO/2007/033126	9/12/2006

Process for Well Cleaning	Application No: 12/156,201	5/30/2008

Composition and Process for Well Cleaning	03716227.8	2/28/2003

Composition and Process for Well Cleaning	2004 4148	2/28/2003

Drag-Reducing Copolymer Compositions	Application No.: 12/268,408	11/10/2008

Low Friction Centralizer	Application No.: 61/174,617	5/1/2009

Water-in-Oil Microemulsions for Oilfield Applications	Application No: 12/618,535 Priority No.: 61/114,125	11/13/2009

System and Method for the Reduction of Ferric Ion	Application No: 61/423,086	12/14/2010

Improved System and Method for the Reduction of Ferric Ion	Application No: 61/425,135	12/20/2010

Gas Generating System for Stimulation and Deliquification	Application No: 13/194,587	07/29/2011

Gas Generating System for Stimulation and Deliquification	Application No: PCT/US2011/15969	07/29/2011

SCHEDULE B

TRADEMARKS AND TRADEMARK LICENSES

Trademark	Number	Date	Jurisdiction of registration
Stimlube	3,620,715	5/12/2009	U.S.A.
Stimoil	3,890,213	12/14/2010	U.S.A.
CNF	Application No. 85/364,170	07/06/2011	U.S.A.

SCHEDULE C

COPYRIGHTS AND COPYRIGHT LICENSES

Copyright	Number	Publication year	Jurisdiction of registration
None